Exhibit 99.1
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, (616) 863-4226

WOLVERINE WORLDWIDE APPOINTS TARYN MILLER
AS CHIEF FINANCIAL OFFICER

Current CFO Mike Stornant to Retire Following Transition

ROCKFORD, Mich., May 8, 2024 – Wolverine World Wide, Inc. (NYSE: WWW) today announced that it has appointed Taryn Miller as the Company’s Chief Financial Officer, effective May 9, 2024. Ms. Miller will report to Chris Hufnagel, the Company’s President and Chief Executive Officer and succeed Michael D. Stornant, who will be retiring after nearly 30 years with the Company. Mr. Stornant will continue to work for the Company through early 2025, partnering closely with Ms. Miller to ensure a seamless transition.

Ms. Miller brings more than 25 years of global business experience, operational acumen, and proven leadership expertise in corporate finance and investor relations. She most recently served as Vice President of Corporate and Commercial Finance at Corteva Agriscience, an international pure-play agriculture company, where she led a wide variety of financial functions, including investor relations, treasury, and commercial finance. Prior to that, she served as the Chief Financial Officer of Global Business Units, Enterprise FP&A, and Investor Relations at Kimberly-Clark Corporation. Earlier in her career she held various financial leadership roles at Kraft Heinz Company, including serving as Chief Financial Officer and Vice President of Finance at Kraft Heinz Canada Inc.

“The Board and I are delighted to welcome Taryn to our Executive Team and confident that her deep financial experience and knowledge, coupled with her results-driven leadership style will be invaluable as we advance our ongoing strategic transformation,” said Chris Hufnagel, President and CEO of Wolverine Worldwide. “Taryn knows the consumer space well and has successfully led large, global finance organizations through periods of transformation and growth – serving the businesses as both a financial and strategic thought leader.”

Ms. Miller said, “I’m both honored and excited to be the Company’s Chief Financial Officer at such a critical chapter in its 141-year history. I look forward to working with our global teams to drive the continued transformation and ensure the Company is well-positioned to capitalize on its biggest opportunities ahead – ultimately delivering consistent value and returns to our shareholders.”

Mr. Hufnagel continued, “We’re incredibly grateful to Mike for his contributions to Wolverine Worldwide over nearly three decades of service across senior roles in finance, operations, and our brands. He has been a great partner of mine for many years and indispensable to me as CEO as we’ve worked together to stabilize and reimagine the business for the future. We appreciate Mike’s support and commitment to a seamless transition as he prepares for a very well-deserved retirement.”

“It has been a great privilege to work alongside such a talented team over nearly three decades at Wolverine and I am proud of all that we have accomplished together,” said Mr. Stornant. “I am excited to welcome Taryn and committed to working closely with her and Chris during this important transition, and I look forward to watching the Company’s continued success in the years to come.”

First Quarter 2024 Financial Results

In a separate press release issued today, Wolverine Worldwide reported its financial results for the first quarter of 2024. The Company will host an earnings conference call at 8:30 a.m. ET today to discuss its results.

ABOUT WOLVERINE WORLDWIDE

Founded in 1883, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading designers, marketers, and licensors of branded casual footwear and apparel, performance outdoor and athletic footwear and apparel, kids’ footwear, industrial work boots and apparel, and uniform footwear. The Company’s portfolio includes Merrell®, Saucony®,  Sweaty Betty®, Hush Puppies®, Wolverine®,  Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding the Company’s ongoing strategic transformation, the delivery of consistent value and returns to the Company’s shareholders, and the CFO transition. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the risk that the Company will be able to successfully implement its growth and profit improvement strategies; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of the COVID-19 pandemic and other health crises and containment efforts on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; effects of changes in general economic conditions and/or the credit markets on the Company’s manufacturers, distributors, suppliers and retailers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, including the sale of the Sperry brand, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; risks related to stockholder activism, the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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